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                                                                    EXHIBIT 10.2


                                                               EXECUTION VERSION



                               FIRST AMENDMENT TO

          AMENDED AND RESTATED INTERIM WAREHOUSE AND SECURITY AGREEMENT

                                  BY AND AMONG

                       PRUDENTIAL SECURITIES CREDIT CORP.
                                  AS THE LENDER

                                       AND

                              AMRESCO CAPITAL TRUST

                                       AND

                                 AMREIT I, INC.

                                       AND

                                 AMREIT II, INC.

                                       AND

                               ACT EQUITIES, INC.

                                       AND

                               ACT HOLDINGS, INC.
                 AS, INDIVIDUALLY AND COLLECTIVELY, THE BORROWER



                          DATED AS OF NOVEMBER 3, 2000

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                     FIRST AMENDMENT TO AMENDED AND RESTATED
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED INTERIM WAREHOUSE AND SECURITY AGREEMENT is dated as of November 3, 2000 (the "FIRST AMENDMENT"), and is by and among PRUDENTIAL SECURITIES CREDIT CORP., LLC (successor in interest to Prudential Securities Credit Corp.), a Delaware limited liability company, having an office at 1220 N. Market Street, Wilmington, Delaware 19801 (the "LENDER") and AMRESCO CAPITAL TRUST, a Texas real estate investment trust ("ACT"), AMREIT I, INC., a Delaware corporation ("AMREIT I") AMREIT II, INC., a Nevada corporation ("AMREIT II"), ACT EQUITIES, INC., a Georgia corporation ("EQUITIES"), and ACT HOLDINGS, INC., a Georgia corporation ("HOLDINGS"),each having its principal office at 700 North Pearl Street, Suite 2400, Dallas, Texas 75201 (individually and collectively, the "BORROWER"). Capitalized terms used in this First Amendment and not otherwise specifically defined herein are used as defined in the Agreement (defined below).

         THE PARTIES ENTER THIS FIRST AMENDMENT on the basis of the following facts, understandings and intentions:

         A. Borrower and Lender entered that certain Amended and Restated Interim Warehouse and Security Agreement (the "AGREEMENT") dated as of May 4, 1999.

         B. Borrower, among other things, desires to extend the Maturity Date (as defined in this First Amendment) of the Agreement.

         C. Section VII of the Agreement requires that any modifications to the Agreement be made in a writing signed by the authorized agents of each of Borrower and Lender.

         D. The parties hereto have agreed to express the foregoing and other modifications to the Agreement in this First Amendment.

         NOW, THEREFORE, IN EXCHANGE for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties to the First Amendment hereby agree as follows:

                  1. Maturity Date. The definition of Maturity Date set forth in Appendix 1 of the Agreement is hereby amended on the First Amendment Effective Date (as defined below) by deleting it in its entirety and replacing the following therefor:

                  "`Maturity Date' means the earlier to occur of (a) April 30, 2001 and (b) 60 days following the termination of the Securitization Agreement by the Borrower."

                  2. Lender. The definition of Lender is hereby amended on the First Amendment Effective Date by deleting it in its entirety and replacing the following therefor:

                  "`Lender' means Prudential Securities Credit Corp., LLC (successor in interest to Prudential Corp.)."


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                  3. Maximum Loan Amount. Section I(1) of the Agreement is
hereby amended on the First Amendment Effective Date by adding the following at the end of subsection (c) to read as follows:

         "On and after the First Amendment Effective Date (as such term is defined in the First Amendment to this Agreement), the Maximum Loan Amount shall be reduced to the lesser of $35,000,000 and the applicable Maximum Advance Amount permitted for Pledged Eligible Assets under this Agreement which may be made in one or more Advances, which Advances may be used only for purposes of (i) servicing unfunded Advance Amounts under this Agreement with respect to the Approved Assets generally described in Schedule A, (ii) the payment of dividends to ACT's shareholders as may be required by Sections 856 through and including 860 of the Code to maintain ACT's status as a REIT, (iii) the Advisory/Extension Fee and (iv) legal fees directly related to the preparation of the First Amendment to this Agreement. In the event that Lender makes any Advance to Borrower on and after the First Amendment Effective Date, Lender, in its sole discretion, may specifically designate or redesignate, as the case may be, the Approved Asset(s) to which any portion of the outstanding Loan shall apply."

                  4. Maturity and Prepayment. Section I(5) of the Agreement is hereby amended on the First Amendment Effective Date by deleting the period at the end of the last sentence of subsection (b) and adding the following phrase at the end thereof as follows:

         "; provided, however, that amounts prepaid or repaid under this Agreement may be re-borrowed only for the purposes specified in the last two sentences of Section I(1)(c) of this Agreement as amended by the First Amendment (as such term is defined in the First Amendment to this Agreement)."

                  5. Maturity and Prepayment. Section I(5) of the Agreement is hereby amended on the First Amendment Effective Date by adding a new clause (d) at the end thereof to read as follows:

         "(d) Any repayments or prepayments made on or after the First Amendment Effective Date, at the discretion of the Lender, may be used towards payment of any Approved Asset generally described on Schedule A; provided that such payment is not inconsistent with the terms of this
         Section I(5) or Section IV of this Agreement."

                  6. Financial Covenants. Section III(C)(1)(d) of the Agreement is hereby amended on the First Amendment Effective Date by deleting the following phrase ", which is 1% of the Maximum Loan Amount" at the end thereof.

                  7. Underwriter. Section III(C)(3) of the Agreement is hereby amended on the First Amendment Effective Date by deleting the following phrase:
"within eighteen months following the date of this Agreement" and substituting in lieu thereof the phrase: "from the date of this Agreement up to April 30, 2001".


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                  8. Financing Transactions. Section III(C)(8) of the Agreement
is hereby amended on the First Amendment Effective Date by deleting the following phrase: "If, at any time within 18 months following the date of this Agreement, the Borrower or any of its Affiliates proposes or enters into a letter of intent or agreement:" and substituting in lieu thereof the phrase:
"If, following the date of this Agreement up through and including April 30, 2001, the Borrower or any of its Affiliates proposes or enters into a letter of intent or agreement:"

                  9. Approved Assets. The Agreement is hereby amended on the First Amendment Effective Date by deleting the existing Schedule A thereto and substituting a new Schedule A in the form set forth in Appendix I hereto.

                  10. Advisory/Extension Fee. Prior to or on Borrower's execution of this First Amendment, Borrower shall pay Lender an advisory/extension fee of Two Hundred Fifty Thousand Dollars ($250,000) for services rendered in connection with this First Amendment (the
"ADVISORY/EXTENSION FEE"). The Advisory/Extension Fee is in addition to any other amounts due and owing to Lender under the Agreement or any other agreement between Lender and Borrower in connection with the Loan.

                  11. Representations and Warranties. Borrower represents and warrants that as of the First Amendment Effective Date (i) the First Amendment has been duly authorized, executed, and delivered by Borrower; (ii) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this First Amendment; (iii) the Agreement, as amended by this First Amendment, is valid and binding upon Borrower and is enforceable against Borrower in accordance with their respective terms and there are no offsets, claims or defenses with respect to Borrower's obligations thereunder; (iv) the execution, delivery, and performance by Borrower of this First Amendment does not require the consent of any other person and does not and will not constitute a violation of any laws, agreements, or undertakings to which Borrower is a party or by which Borrower is bound; (v) except as set forth on Schedule C in the form set forth in Appendix II hereto, each and every representation and warranty set forth in Section III of the Agreement is true, correct and complete as though such representation or warranty were made as of the First Amendment Effective Date, and (vi) no Event of Default, as such term is defined in Section IX of the Agreement, has occurred or with the passage of time or giving of notice, or both, would occur.

                  12. Waiver. Borrower and each of its successors and assigns does hereby forever release, discharge and acquit Lender, and their respective parents, subsidiaries and Affiliates, and their respective officers, directors, shareholders, agents and employees, and their respective successors, heirs and assigns, and each of them, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of facts, whether heretofore or now existing or arising, or which could, might or may be claimed to now exist or arise, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth at length and which in any way arise out of, or are connected with or relate to the Agreement, as such term is


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defined in the Agreement, or as such term was defined in the Agreement prior to the execution of this First Amendment.

                  13. No Implied Waiver. Borrower acknowledges and agrees that the execution of the First Amendment is not intended nor shall it be construed as (i) an actual or implied waiver by Lender of any default by Borrower under the Agreement, or (ii) an actual or implied waiver by Lender of any condition or obligation imposed upon Borrower pursuant to the Agreement.

                  14. Further Acts. Borrower agrees to execute and deliver to Lender, promptly upon request from Lender, such additional documents as may be necessary or appropriate to consummate the perfection of the liens on the Collateral.

                  15. Effectiveness of First Amendment. This First Amendment shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when the conditions enumerated below have been satisfied:

                      (a) each Borrower and the Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Lender;

                      (b) Borrower shall have paid or procured payment of the Advisory/Extension Fee to Lender;

                      (c) the Lender shall have received one or more legal opinions from legal counsel (which may be in-house counsel) to the Borrower in the Form of Appendix III hereto, or otherwise in form and substance satisfactory to Lender; and

                      (d) the Lender's counsel's legal fees have been paid in full.

                  16. References to the Agreement after the First Amendment Effective Date. On and after the First Amendment Effective Date, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Agreement, and each reference in the other documents relating to or identified in the Agreement in connection with the Loan shall mean and be a reference to the Agreement as amended by this First Amendment.

                  17. Clause Headings. Clause headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

                  18. Miscellaneous. The First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signature pages may be delivered by facsimile.


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                  19. Full Force and Effect. Except as amended hereby, the
terms, covenants and conditions of the Agreement remain in full force and effect and unmodified.

                          [Signature Page S-1 Attached]


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        IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first above written.

                                     AMRESCO CAPITAL TRUST


                                     By:      /s/ Jonathan S. Pettee
                                         ------------------------------------
                                     Name:      Jonathan  S. Pettee
                                     Title:     President


                                     By:      /s/ David M. Striph
                                         ------------------------------------
                                     Name:      David M. Striph
                                     Title:     Executive Vice President


                                     AMREIT I, INC.


                                     By:      /s/ Jonathan S. Pettee
                                         ------------------------------------
                                     Name:      Jonathan S. Pettee
                                     Title:     President


                                     By:      /s/ David M. Striph
                                         ------------------------------------
                                     Name:      David M. Striph
                                     Title:     Executive Vice President


                                     AMREIT II, INC.


                                      By:      /s/ Jonathan S. Pettee
                                         ------------------------------------
                                      Name:      Jonathan S. Pettee
                                      Title:     President


                                      By:      /s/ David M. Striph
                                         ------------------------------------
                                      Name:      David M. Striph
                                      Title:     Executive Vice President


                                      ACT EQUITIES, INC.


                                      By:      /s/ Jonathan S. Pettee
                                         ------------------------------------
                                      Name:      Jonathan S. Pettee
                                      Title:     President


                                      By:      /s/ David M. Striph
                                         ------------------------------------
                                      Name:      David M. Striph
                                      Title:     Executive Vice President



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                                      ACT HOLDINGS, INC.


                                      By:      /s/ Jonathan S. Pettee
                                         ------------------------------------
                                      Name:      Jonathan S. Pettee
                                      Title:     President


                                      By:      /s/ David M. Striph
                                         ------------------------------------
                                      Name:      David M. Striph
                                      Title:     Executive Vice President


                                      PRUDENTIAL SECURITIES CREDIT CORP., LLC


                                      By:      /s/ Mitchell Harris
                                         ------------------------------------
                                      Name:      Mitchell Harris
                                      Title:       Senior Vice President



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